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Exhibit 23.2
Consent of Stark, Winter, Schenkein and Co., LLP


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 dated May 21, 2004, of Liska Biometry, Inc. of our report dated March 6, 2004, relating to the financial statements of Liska Biometry, Inc. as of December 31, 2003.

                                        Stark Winter Schenkein & Co., LLP
                                        Certified Public Accountants

May 21, 2004
Denver, Colorado